UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported)    April 30, 2003
                                                    -------------------------

                                   MBNA Corporation
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              (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0131
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
                                                      -----------------------


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         (Former name or former address, if changed since last report.)












Item 5.  Other Events

      The net credit losses and loan delinquency ratios for MBNA Corporation ("The Corporation"), for its loan receivables and its managed loans for the month ended April 30, 2003, are presented in the table below.

                                          Net Credit
                                          Losses (a)           Delinquency (b)
                                         ------------          ---------------
                                         (Annualized)

Loan Receivables (c)..............           4.98%                  4.02%

   Credit Card Loan
      Receivables.................           4.26                   3.83

   Other Consumer
      Loan Receivables............           6.64                   4.48


Managed Loans (d).................           5.35                   4.60

   Managed Credit
      Card Loans..................           5.02                   4.49

   Managed Other
      Consumer Loans..............           7.51                   5.38


After a typical seasonal increase in loss rates in January, net credit loss rates have declined from January levels. In April, the net credit loss rate on loan receivables was 4.98% and the net credit loss rate on managed loans declined to 5.35%. Although there may be minor monthly fluctuations, management expects the declining trend in managed net credit loss rates to continue throughout the year.

The following tables reconcile loan receivables data to managed loans data presented above.


















 Reconciliation of Loan Receivables to Managed Loans:

                                      For the month ended April 30, 2003
                                ----------------------------------------------
                                                                  Net Credit
                                 Net Credit    Average Loans        Losses
                                 Losses (a)     Outstanding        Ratio (a)
                                -----------    -------------    --------------
                                     (Dollars in 000's)          (Annualized)
Loan Receivables:
Credit Card.................    $    67,940    $  19,159,850        4.26%
Other Consumer..............         46,294        8,364,315        6.64
                                -----------    -------------
Total Loan Receivables (c)..    $   114,234    $  27,524,165        4.98
                                ===========    =============

Securitized Loans:
Credit Card.................    $   321,399    $  73,824,784        5.22%
Other Consumer..............         41,666        5,684,598        8.80
                                -----------    -------------
Total Securitized Loans.....    $   363,065    $  79,509,382        5.48
                                ===========    =============

Managed Loans:
Credit Card.................    $   389,339    $  92,984,634        5.02%
Other Consumer..............         87,960       14,048,913        7.51
                                -----------    -------------
Total Managed Loans (d).....    $   477,299    $ 107,033,547        5.35
                                ===========    =============


                                              At April 30, 2003
                                ----------------------------------------------
                                Delinquent     Ending Loans      Delinquency
                                Balances (b)    Outstanding        Ratio (b)
                                ------------   -------------    --------------
                                     (Dollars in 000's)
Loan Receivables:
Credit Card.................    $    737,508   $  19,266,122        3.83%
Other Consumer..............         375,035       8,378,595        4.48
                                ------------   -------------
Total Loan Receivables (c)..    $  1,112,543   $  27,644,717        4.02
                                ============   =============

Securitized Loans:
Credit Card.................    $  3,476,856   $  74,655,973        4.66%
Other Consumer..............         381,845       5,680,938        6.72
                                ------------   -------------
Total Securitized Loans.....    $  3,858,701   $  80,336,911        4.80
                                ============   =============

Managed Loans:
Credit Card.................    $  4,214,364   $  93,922,095        4.49%
Other Consumer..............         756,880      14,059,533        5.38
                                ------------   -------------
Total Managed Loans (d).....    $  4,971,244   $ 107,981,628        4.60
                                ============   =============
(a) The Corporation's net credit loss ratio is calculated by dividing net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loan receivables, which include the billed interest and fees for the corresponding period.

(b)  Delinquency represents loans that are 30 days or more past due.

(c) Loan receivables include loans held for securitization and the loan portfolio.

(d) Managed loans include loan receivables and securitized loans. The Corporation allocates resources on a managed basis, and financial data provided to management reflects the Corporation's results on a managed basis. Managed data assumes the Corporation's securitized loan principal receivables have not been sold and presents the net credit losses and delinquent balances on the securitized loan principal receivables in the same fashion as the Corporation's owned loans.

     Management, analysts, and others evaluate the Corporation's operations on a managed basis because the loans that are securitized are subject to underwriting standards comparable to the Corporation's owned loans, and the Corporation services the securitized and owned loans, and the related accounts, together and in the same manner without regard to ownership of the loans. In a securitization, the account relationships are not sold to the trust. The Corporation continues to own and service the accounts that generate the securitized loan principal receivables. The credit performance of the entire managed loan portfolio is important to understand the quality of loan originations and the related credit risks inherent in the owned portfolio and the Corporation's retained interests in its securitization transactions.

Cautionary Language: The Corporation's projections of future net credit losses are by their nature uncertain and changes in economic conditions, bankruptcy laws, regulatory policies, and other factors may impact actual losses.


























                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                      MBNA CORPORATION


Date:  May 13, 2003                       By:  /s/   Vernon H. C. Wright
                                               -------------------------------
                                                     Vernon H. C. Wright
                                                   Chief Financial Officer